                                                                    EXHIBIT 3.97

                                                                     PAGE 1 OF 5
                                   SHORT FORM
                               OPERATING AGREEMENT
                                       OF
                             COLUMBUS HOSPITAL, LLC

                                     MEMBERS

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                                                                                       Cash Contributed or Agreed
                                     Aggregate            Percentage Interest          Value of Other Property or
     Name, Address, TIN          Percentage Interest       of Each Class                  Services Contributed
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                               Financial    Governance    Financial     Governance
------------------------------------------------------------------------------------------------------------------
BHC Columbus Hospital, Inc.      100%          100%         100%           100%                $3,063,770
102 Woodmont Boulevard,
Suite 800
Nashville, Tennessee 37205

EIN: 62-1664739
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

                             COLUMBUS HOSPITAL, LLC
                               OPERATING AGREEMENT

                       PARTIES TO CONTRIBUTION AGREEMENTS

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                                 Class of Membership      Amount of Cash or Value
                                    Interest and          of Property or Services       Time at Which
                                 Percentage Interest           Required to be          Contribution is
     Name, Address, TIN            to be Acquired               Contributed          Required to be Made
--------------------------------------------------------------------------------------------------------
 BHC Columbus Hospital, Inc.            100%                                           June 30, 1998
 102 Woodmont Boulevard
 Suite 800
 Nashville, Tennessee 37205

 TIN: 62-1664739
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

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                                                                     PAGE 3 OF 5

                             COLUMBUS HOSPITAL, LLC
                               OPERATING AGREEMENT

                  PARTIES TO CONTRIBUTION ALLOWANCE AGREEMENTS

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                                 Class of Membership      Amount of Cash or Value
                                    Interest and          of Property or Services       Time at Which
                                 Percentage Interest      that must be Contributed     contribution is
     Name, Address, TIN          Able to be Acquired      to Acquire Interest            to be Made
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
   None
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

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                                                                     PAGE 4 OF 5

                             COLUMBUS HOSPITAL, LLC
                               OPERATING AGREEMENT

                         ASSIGNEES OF FINANCIAL RIGHTS

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                                        Name of      Amount of Financial Rights
         Name, Address, TIN             Assignor              Assigned
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
   None
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

                             COLUMBUS HOSPITAL, LLC
                              OPERATING AGREEMENT

                        MANAGERS AND TAX MATTERS MEMBER

                                       President:   Edward A. Stack

         Vice President, Secretary and Treasurer:   Michael E. Davis

                                  Vice President:   Neal G. Cury, Jr.

                                  Vice President:   John Hart

                                  Other Officers:   None

                              Tax Matters Member:   BHC Columbus Hospital, Inc.

                      Principal Executive Office:   102 Woodmont Boulevard
                                                    Suite 800
                                                    Nashville, Tennessee 37205

                                        Managers:   Edward A. Stack
                                                    Michael E. Davis

         Except as provided herein, the LLC shall be controlled by the default rules of the Delaware Limited Liability Company Act and the provisions of the Articles. The Membership Interest Financial Rights and Governance Rights are as set forth herein. Membership Interests and Financial Rights may only be assigned upon the Majority Vote of the non-transferring Members. New Members may only be admitted on a Majority Vote of the Members. For these purposes, "Majority Vote" shall mean a majority of the Governance Rights entitled to vote on the matter, whether or not present at a meeting.